Energy Total Return Fund

KYE Quarterly Report

August 31, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, marine transportation companies, midstream companies and upstream income trusts.

As of August 31, 2013, we had total assets of $1.5 billion, net assets applicable to our common stock of $1.0 billion (net asset value of $28.49 per share), and 35.9 million shares of common stock outstanding. As of August 31, 2013, we held $1.3 billion in equity investments and $146 million in debt investments.

Our Top Ten Portfolio Investments as of August 31, 2013

Listed below are our top ten portfolio investments by issuer as of August 31, 2013.

Holding	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1. Kinder Morgan Management, LLC	MLP Affiliate	$182.9	12.3%
2. Enbridge Energy Management, L.L.C.	MLP Affiliate	154.0	10.4
3. Plains All American Pipeline, L.P.	Midstream MLP	80.8	5.4
4. Capital Product Partners L.P.	Marine Transportation	66.1	4.5
5. Golar LNG Partners LP	Marine Transportation	65.8	4.4
6. Teekay Offshore Partners L.P.	Marine Transportation	62.0	4.2
7. Crescent Point Energy Corp.	Upstream Income Trust	43.9	3.0
8. The Williams Companies, Inc.	Midstream	41.3	2.8
9. ONEOK, Inc.	Midstream	36.3	2.4
10. Kinder Morgan, Inc.	Midstream	35.8	2.4

		$768.9	51.8%

Results of Operations — For the Three Months Ended August 31, 2013

Investment Income.    Investment income totaled $8.4 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $15.5 million of dividends and distributions, of which $10.2 million was treated as a return of capital. Interest and other income totaled $3.1 million. We received $5.9 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.4 million, including $4.7 million of investment management fees, $3.5 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.5 million of other operating expenses. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $2.0 million.

Net Realized Gains.    We had net realized gains of $29.7 million. Net realized gains include $27.2 million of gains from our investments and $2.5 million of gains from option activity.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $18.8 million. The net change consisted of a $18.6 million decrease to our unrealized gains on investments and $0.2 million decrease from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $8.9 million. This increase was comprised of a net investment loss of $2.0 million, net realized gains of $29.7 million and net decrease to unrealized gains of $18.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, generally funded by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment or structuring fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions(1)	$15.5
Paid-In-Kind Dividends and Distributions(1)	5.9
Interest and Other Income	3.2
Net Premiums Received from Call Options Written	3.0

Total Distributions and Other Income from Investments	27.6
Expenses
Investment Management Fee	(4.7)
Other Expenses	(0.5)
Interest Expense	(3.4)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$17.4

Weighted Shares Outstanding	35.8
NDI per Weighted Share Outstanding	$0.485

Adjusted NDI per Weighted Share Outstanding(2)	$0.491

Distributions paid per Common Share(3)	$0.48

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

(2)	Pacific Coast Oil Trust pays monthly dividends, but due to the timing of its ex-dividend dates, the Fund only received two dividends during its third fiscal quarter. Adjusted NDI includes the third monthly dividend attributable to the Fund’s third fiscal quarter ($0.2 million adjustment).

(3)	The distribution of $0.48 per share for the third quarter of fiscal 2013 was paid on October 11, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On September 18, 2013, we declared a quarterly distribution of $0.48 per common share for the third quarter of fiscal 2013 (a total distribution of $17.2 million). The distribution was paid on October 11, 2013 to common stockholders of record on October 4, 2013.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at August 31, 2013 of $470 million was comprised of $275 million of Senior Notes, $75 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $120 million of mandatory redeemable preferred stock. Total leverage represented 31% of total assets at August 31, 2013. As of October 17, 2013, we had $58 million of borrowings outstanding under our Credit Facility, and we had $3 million of cash.

At August 31, 2013, our Credit Facility had a total commitment amount of $100 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $275 million of Senior Notes outstanding at August 31, 2013. The Senior Notes mature between 2015 and 2025. As of August 31, 2013, we had $120 million of mandatory redeemable preferred stock outstanding, which is subject to mandatory redemption in 2017 and 2018.

At August 31, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 426% for debt and 317% for total leverage (debt plus preferred stock). Our long-term target asset coverage with respect to our debt is 415%, but at times we may be above or below our target depending upon market conditions.

As of August 31, 2013, our total leverage consisted of both fixed rate (72%) and floating rate (28%) obligations. As of such date, the weighted average interest/dividend rate on our total leverage was 3.64%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 145.3%
Equity Investments(1) — 131.0%
United States — 119.7%
MLP(2)(3) — 35.5%
Access Midstream Partners, L.P.(4)	75	$3,432
Atlas Pipeline Partners, L.P.	139	5,385
BreitBurn Energy Partners L.P.	463	8,188
Buckeye Partners, L.P. — Class B Units(5)(6)(7)	219	15,303
Crestwood Midstream Partners LP	241	6,242
Crosstex Energy, L.P.	377	7,064
DCP Midstream Partners, LP	505	24,223
Emerge Energy Services LP(8)	66	1,910
Energy Transfer Partners, L.P.(4)(9)	189	9,680
Enterprise Products Partners L.P.(9)	309	18,356
EV Energy Partners, L.P.	178	6,495
Exterran Partners, L.P.	571	15,936
Global Partners LP	333	11,269
Inergy Midstream, L.P.	595	13,827
Inergy, L.P.	555	7,620
LRR Energy, L.P.	170	2,551
MarkWest Energy Partners, L.P.(4)(8)	345	23,029
Mid-Con Energy Partners, LP	520	12,408
Niska Gas Storage Partners LLC	139	1,966
NuStar Energy L.P.	121	5,043
NuStar GP Holdings, LLC	105	2,485
ONEOK Partners, L.P.	211	10,459
PetroLogistics LP	201	2,414
Plains All American Pipeline, L.P.(8)	1,599	80,828
PVR Partners, L.P.(8)	470	10,905
QEP Midstream Partners, LP(10)	39	877
Regency Energy Partners LP	1,033	27,930
Summit Midstream Partners, LP	132	4,347
SunCoke Energy Partners, L.P.	44	1,017
Sunoco Logistics Partners L.P.	16	1,028
Targa Resources Partners LP(4)	41	2,018
USA Compression Partners, LP	51	1,252
Western Gas Partners, LP	36	2,105
Williams Partners L.P.(4)	312	15,412

		363,004

MLP Affiliates — 33.0%
Enbridge Energy Management, L.L.C.(6)	5,136	154,014
Kinder Morgan Management, LLC(4)(6)	2,291	182,880

		336,894

Marine Transportation & Other — 24.6%
Capital Product Partners L.P.	3,866	34,256
Capital Product Partners L.P. — Class B Units(7)(11)	3,333	31,867
Golar LNG Partners LP	2,024	65,776
KNOT Offshore Partners LP	719	17,295

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Marine Transportation & Other (continued)
Navios Maritime Partners L.P.	1,219	$17,206
Seadrill Limited(4)	401	18,536
Teekay Corporation(4)	31	1,226
Teekay Offshore Partners L.P. — Series A Preferred Units(12)	300	7,410
Teekay Offshore Partners L.P.(4)	1,717	54,543
Transocean Ltd.	80	3,610

		251,725

Midstream & Other Energy — 17.6%
HollyFrontier Corporation(4)	102	4,533
Kinder Morgan, Inc.	944	35,820
Marathon Petroleum Corporation(4)	110	7,962
NiSource Inc.(4)	213	6,229
NRG Yield, Inc.(10)	132	3,682
ONEOK, Inc.(4)	705	36,247
Phillips 66(4)	115	6,549
Spectra Energy Corp.(4)	517	17,115
Targa Resources Corp.(4)	222	15,138
The Southern Company	137	5,689
The Williams Companies, Inc.(4)	1,140	41,325

		180,289

Upstream Income Trust — 7.0%
Enduro Royalty Trust	1,106	17,245
Pacific Coast Oil Trust	1,263	22,940
SandRidge Mississippian Trust II(13)	355	4,748
SandRidge Permian Trust(13)	207	3,018
VOC Energy Trust	1,056	16,158
Whiting USA Trust II	578	7,440

		71,549

Coal — 2.0%
CONSOL Energy Inc.(4)	349	10,900
Peabody Energy Corporation(4)	478	8,216

		19,116

Total United States (Cost — $787,085)		1,222,577

Canada — 11.3%
Upstream Income Trust — 6.9%
Crescent Point Energy Corp.(4)	1,204	43,936
Pengrowth Energy Corporation	4,846	26,651

		70,587

Midstream — 4.4%
Enbridge Inc.	276	11,294
Pembina Pipeline Corporation(4)(9)	1,088	33,797

		45,091

Total Canada (Cost — $123,486)		115,678

Total Equity Investments (Cost — $910,571)		1,338,255

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 14.3%
United States — 13.6%
Upstream — 11.6%
Athlon Energy Inc.	7.375%	4/15/21	$5,600	$5,684
Aurora Oil & Gas Limited	7.500	4/1/20	11,850	11,732
BlackBrush Oil & Gas, L.P.	(14)	6/3/19	8,688	8,819
Clayton Williams Energy Inc.	7.750	4/1/19	8,125	8,328
Comstock Resources, Inc.	9.500	6/15/20	1,000	1,090
CrownRock LP	7.125	4/15/21	4,500	4,477
El Paso Corporation	7.750	1/15/32	3,300	3,480
Halcón Resources Corporation	9.750	7/15/20	14,500	15,044
Midstates Petroleum Company, Inc.	10.750	10/1/20	5,700	5,786
Midstates Petroleum Company, Inc.	9.250	6/1/21	7,800	7,449
Penn Virginia Corporation	8.500	5/1/20	10,300	10,300
Resolute Energy Corporation	8.500	5/1/20	3,775	3,869
Rex Energy Corporation	8.875	12/1/20	11,000	11,440
Rice Drilling B LLC	(15)	10/22/18	5,591	5,479
RKI Exploration & Production, LLC	8.500	8/1/21	7,500	7,500
Sanchez Energy Corporation	7.750	6/15/21	7,750	7,634

				118,111

Coal — 1.0%
Arch Coal, Inc.	7.250	6/15/21	13,500	10,530

Marine Transportation — 0.6%
Genco Shipping & Trading Limited(16)	5.000	8/15/15	5,000	1,525
Teekay Corporation	8.500	1/15/20	4,665	5,061

				6,586

Midstream & Other Energy— 0.4%
SemGroup Corporation	7.500	6/15/21	4,000	4,090

Total United States (Cost — $142,587)				139,317

Canada — 0.7%
Upstream — 0.7%
Athabasca Oil Corporation (Cost — $7,490)	7.500	11/19/17	(17)	6,944

Total Debt Investments (Cost — $150,077)				146,261

Total Long-Term Investments (Cost — $1,060,648)				1,484,516

	Strike Price	Expiration Date	No. of Contracts
Liabilities
Call Option Contracts Written (18)
United States
MLP
Access Midstream Partners, L.P.	$50.00	9/20/13	300	(4)
Energy Transfer Partners, L.P.	50.00	9/20/13	120	(22)
Energy Transfer Partners, L.P.	52.50	9/20/13	120	(6)
Energy Transfer Partners, L.P.	55.00	9/20/13	200	(2)
MarkWest Energy Partners, L.P.	70.00	9/20/13	600	(33)
MarkWest Energy Partners, L.P.	72.50	9/20/13	540	(8)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
MLP (continued)
Targa Resources Partners LP	$50.00	9/20/13	200	$(9)
Williams Partners L.P.	50.00	10/18/13	500	(60)

				(144)

MLP Affiliates
Kinder Morgan Management, LLC	80.00	9/20/13	1,125	(107)
Kinder Morgan Management, LLC	80.00	10/18/13	1,125	(222)

				(329)

Marine Transportation & Other
Seadrill Limited	45.00	9/20/13	750	(101)
Seadrill Limited	46.00	10/18/13	1,000	(100)
Teekay Corporation	42.50	9/20/13	300	(5)
Teekay Offshore Partners L.P.	32.00	9/20/13	1,500	(98)
Teekay Offshore Partners L.P.	33.00	10/18/13	1,675	(101)

				(405)

Midstream & Other Energy
HollyFrontier Corporation	46.50	10/18/13	250	(28)
HollyFrontier Corporation	48.50	10/18/13	250	(16)
Marathon Petroleum Corporation	75.00	10/18/13	250	(63)
Marathon Petroleum Corporation	77.50	10/18/13	500	(110)
Marathon Petroleum Corporation	80.00	10/18/13	250	(24)
NiSource Inc.	30.00	9/20/13	190	(3)
NiSource Inc.	31.00	9/20/13	190	(1)
ONEOK, Inc.	52.50	9/20/13	300	(27)
ONEOK, Inc.	55.00	9/20/13	300	(4)
ONEOK, Inc.	52.50	10/18/13	2,250	(270)
ONEOK, Inc.	55.00	10/18/13	750	(38)
Phillips 66	60.00	10/18/13	500	(67)
Spectra Energy Corp.	34.00	10/18/13	780	(43)
Targa Resources Corp.	70.00	9/20/13	180	(14)
Targa Resources Corp.	70.00	10/18/13	260	(39)
The Williams Companies, Inc.	35.00	9/20/13	1,000	(136)
The Williams Companies, Inc.	37.00	9/20/13	700	(22)

				(905)

Coal
CONSOL Energy Inc.	33.00	9/20/13	1,000	(36)
CONSOL Energy Inc.	32.00	10/18/13	1,000	(129)
Peabody Energy Corporation	18.00	9/20/13	2,000	(72)
Peabody Energy Corporation	18.00	10/18/13	1,000	(75)
Peabody Energy Corporation	19.00	10/18/13	1,000	(46)

				(358)

Total United States (Premium Received — $2,614)				(2,141)

Canada
Upstream Income Trust
Crescent Point Energy Corp.	40.00	9/20/13	2,100	(20)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Midstream
Pembina Pipeline Corporation	$33.00	9/20/13	1,000	$(28)
Pembina Pipeline Corporation	30.00	10/18/13	700	(112)

				(140)

Total Canada (Premium Received — $226)				(160)

Total Call Option Contracts Written (Premium Received — $2,840)				(2,301)

Credit Facility				(75,000)
Senior Unsecured Notes				(275,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(120,000)
Other Liabilities				(4,342)

Total Liabilities				(476,643)
Other Assets				13,661
Total Liabilities in Excess of Other Assets				(462,982)

Net Assets Applicable To Common Stockholders				$1,021,534

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.7% of its total assets invested in publicly-traded partnerships at August 31, 2013. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	Includes limited liability companies.

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	On September 1, 2013, all of Buckeye Partners, L.P. Class B Units were converted into common units on a one-for-one basis. As of August 31, 2013, the Fund valued the Class B Units at the same price as the common units.

(6)	Distributions are paid-in-kind.

(7)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(8)	The Fund believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and PVR Partners, L.P. See Note 6 — Agreements and Affiliations.

(9)	In lieu of cash distributions, the Fund has elected to receive distributions in additional units/stock through the issuer’s dividend reinvestment program.

(10)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(12)	Series A Preferred Units represent preferred equity interests in Teekay Offshore Partners L.P. (“TOO”). The Series A Preferred Units are perpetual and are senior to the common units in terms of liquidation preference and priority of distributions. Series A Preferred Units do not have any conversion or exchange rights and pay quarterly cash distributions of $0.453125 per unit. At any time on or after April 30, 2018, TOO may redeem the Series A Preferred Units at a redemption price of $25.00 per unit plus all accumulated and unpaid distributions.

(13)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(14)	Floating rate first lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.25% LIBOR floor (7.75% as of August 31, 2013).

(15)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 725 basis points with a 1.25% LIBOR floor (8.50% as of August 31, 2013).

(16)	Security is convertible into common shares of the issuer.

(17)	Principal amount is 7,500 Canadian dollars.

(18)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,029,344)	$1,367,844
Affiliated (Cost — $31,304)	116,672

Total investments (Cost — $1,060,648)	1,484,516
Cash and cash denominated in foreign currency (Cost — $4,245)	4,234
Deposits with brokers	372
Receivable for securities sold (Cost — $84)	84
Interest, dividends and distributions receivable (Cost — $4,774)	4,770
Deferred debt and preferred stock offering costs and other assets	4,201

Total Assets	1,498,177

LIABILITIES
Investment management fee payable	1,594
Call option contracts written (Premiums received — $2,840)	2,301
Accrued directors’ fees and expenses	46
Accrued expenses and other liabilities	2,702
Credit facility	75,000
Senior unsecured notes	275,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	476,643

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,021,534

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,850,388 shares issued and outstanding and 195,200,000 shares authorized)	$36
Paid-in capital in excess of taxable income	641,095
Accumulated net investment loss less distributions not treated as tax return of capital	(73,962)
Accumulated net realized gains less distributions not treated as tax return of capital	29,974
Net unrealized gains	424,391

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,021,534

NET ASSET VALUE PER COMMON SHARE	$28.49

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$13,974	$40,176
Affiliated investments	1,515	5,017

Total dividends and distributions (after foreign taxes withheld of $250 and $660, respectively)	15,489	45,193

Return of capital	(10,218)	(29,363)

Net dividends and distributions	5,271	15,830
Interest	2,973	9,085
Other income	175	348

Total Investment Income	8,419	25,263

Expenses
Investment management fees	4,715	13,424
Administration fees	81	239
Professional fees	140	454
Reports to stockholders	90	174
Custodian fees	57	136
Directors’ fees and expenses	42	141
Insurance	19	56
Other expenses	75	265

Total Expenses — before interest expense and preferred distributions	5,219	14,889
Interest expense and amortization of offering costs	3,547	10,718
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,685	5,050

Total Expenses	10,451	30,657

Net Investment Loss	(2,032)	(5,394)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	(166)	10,453
Investments — affiliated	27,380	27,331
Foreign currency transactions	(55)	(98)
Options	2,540	5,471
Interest rate swap contracts	—	25

Net Realized Gains	29,699	43,182

Net Change in Unrealized Gains
Investments — non-affiliated	16,691	128,242
Investments — affiliated	(35,289)	(6,288)
Foreign currency translations	(3)	(18)
Options	(212)	634

Net Change in Unrealized Gains	(18,813)	122,570

Net Realized and Unrealized Gains	10,886	165,752

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$8,854	$160,358

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss(1)	$(5,394)		$(1,540)
Net realized gains	43,182		16,497
Net change in unrealized gains	122,570		58,331

Net Increase in Net Assets Resulting from Operations	160,358		73,288

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(37,788	)(2)	(24,799	)(3)
Distributions — return of capital	(13,472	)(2)	(42,717	)(3)

Dividends and Distributions to Common Stockholders	(51,260)		(67,516)

CAPITAL STOCK TRANSACTIONS
Issuance of 147,845 and 74,201 shares of common stock, respectively	4,461		1,932
Underwriting discounts and offering expenses associated with the issuance of common stock	(89)		(38)
Issuance of 235,508 and 390,359 newly issued shares of common stock from reinvestment of dividends and distributions	6,277		10,154

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	10,649		12,048

Total Increase in Net Assets Applicable to Common Stockholders	119,747		17,820

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	901,787		883,967

End of period	$1,021,534		$901,787

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $4,853 paid to mandatory redeemable preferred stockholders during the nine months ended August 31, 2013 will be characterized as a dividend (a portion of which may be eligible to be treated as qualified dividend income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $6,497 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as dividend income. This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2013 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2012 as either a dividend (a portion was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$160,358
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	29,363
Net realized gains (excluding foreign currency transactions)	(43,280)
Unrealized gains (excluding foreign currency translations)	(122,588)
Accretion of bond discounts, net	(126)
Purchase of long-term investments	(513,067)
Proceeds from sale of long-term investments	491,571
Increase in deposits with brokers	(117)
Decrease in receivable for securities sold	5,022
Decrease in interest, dividends and distributions receivable	97
Amortization of deferred debt offering costs	670
Amortization of mandatory redeemable preferred stock offering costs	197
Increase in other assets, net	(372)
Decrease in payable for securities purchased	(3,349)
Increase in investment management fee payable	219
Increase in call option contracts written, net	729
Increase in accrued directors’ fees and expenses	6
Decrease in accrued expenses and other liabilities	(2,940)

Net Cash Provided by Operating Activities	2,393

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net of offering costs	4,372
Increase in borrowings under credit facility	35,000
Proceeds from offering of senior unsecured notes	130,000
Costs associated with offering of senior unsecured notes	(1,040)
Redemption of senior unsecured notes	(128,000)
Costs associated with renewal of revolving credit facility	(796)
Cash distributions paid to common stockholders, net	(44,983)

Net Cash Used in Financing Activities	(5,447)

NET DECREASE IN CASH	(3,054)
CASH— BEGINNING OF PERIOD	7,288

CASH— END OF PERIOD	$4,234

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $6,277 pursuant to the Fund’s dividend reinvestment plan. During the nine months ended August 31, 2013, interest paid was $13,036, and there were no income taxes paid.

During the nine months ended August 31, 2013, the Fund received $18,013 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period June 28, 2005(1) through November 30, 2005
			2012	2011	2010	2009	2008	2007	2006

Per Share of Common Stock(2)
Net asset value, beginning of period	$25.43		$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.15)		(0.04)	(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	4.65		2.14	0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	4.50		2.10	0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	(1.06)		(0.71)	—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		—	(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	(0.38)		(1.21)	—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(1.44)		(1.92)	(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	—	—	—	0.05	—
Effect of issuance of common and preferred stock	0.01		—	—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of distributions	(0.01)		—	0.01	0.01	—	—	—	—	—

Total capital stock transactions	—		—	0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$28.49		$25.43	$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$29.09		$25.02	$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	22.7	%(7)	13.0%	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period June 28, 2005(1) through November 30, 2005
			2012	2011	2010	2009	2008		2007	2006

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,021,534		$901,787	$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%		1.8%	1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2%		0.2	0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0%		2.0	2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.1%		2.4	2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.1%		4.4%	4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets(4)	(0.7)%		(0.2)%	(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	16.2	%(7)	7.8%	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	34.4	%(7)	57.2%	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$987,463		$934,388	$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	275,000		273,000	301,000	250,000	165,000	225,000		—	—	—
Credit facility outstanding, end of period	75,000		40,000	—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	35,644,482		35,222,412	34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	426.2%		426.4%	433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	317.3%		308.3%	310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.97		$8.70	$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the nine months ended August 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented in each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (a portion was eligible to be treated as qualified dividend income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its Senior Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Senior Notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The majority of the Fund’s investments include investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and upstream income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of August 31, 2013, the Fund held 4.6% of its net assets applicable to common stockholders (3.1% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2013 was $47,170. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2013, the Fund did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the nine months ended August 31, 2013, the Fund did not engage in any short sales.

H. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

I. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

J. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Dividends from investments	$9,978	$29,243
Distributions from investments	5,761	16,610

Total dividends and distributions from investments (before foreign taxes withheld of $250 and $660, respectively)	$15,739	$45,853

Dividends — % return of capital	49%	51%
Distributions — % return of capital	92%	88%
Total dividends and distributions — % return of capital	65%	64%
Return of capital — attributable to net realized gains (losses)	$3,352	$7,204
Return of capital — attributable to net change in unrealized gains (losses)	6,866	22,159

Total return of capital	$10,218	$29,363

K. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and nine months ended August 31, 2013, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends/distributions, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash dividends/distributions are reflected in investment income because the Fund has the option to receive its dividend in cash or in additional shares/units of the security. The Fund estimates return of capital on these non-cash dividends/distributions. During the three and nine months ended August 31, 2013, the Fund received the following paid-in-kind and non-cash dividends and distributions.

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Paid-in-kind dividends/distributions
Buckeye Partners, L.P. (Class B Units)(1)	$228	$663
Enbridge Energy Management, L.L.C.	2,744	7,727
Kinder Morgan Management, LLC	2,977	8,756

	5,949	17,146
Non-cash dividends/distributions
Bonavista Energy Corporation	22	68
Energy Transfer Partners, L.P.	104	104
Enterprise Products Partners L.P.	208	208
Enerplus Corporation	71	293
Pembina Pipeline Corporation	144	194

	549	867

Total paid-in-kind and non-cash dividends/distributions	$6,498	$18,013

(1)	Converted into common units on September 1, 2013.

L. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

M. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

N. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

While the Fund intends to distribute income and capital gains in the manner to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. For non-cash dividends from Bonavista Energy Corporation and Enerplus Corporation received during the three and nine months ended August 31, 2013, there was no foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first 5 years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and nine months ended August 31, 2013, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

O. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

P. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2013, and the Fund presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,338,255	$1,291,085	$—	$47,170
Debt investments	146,261	—	146,261	—

Total assets at fair value	$1,484,516	$1,291,085	$146,261	$47,170

Liabilities at Fair Value
Call option contracts written	$2,301	$—	$2,301	$—

	$2,301	$—	$2,301	$—

For the nine months ended August 31, 2013, there were no transfers between Level 1 and Level 2.

As of August 31, 2013, the Fund had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $275,000 and 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. The Senior Notes and mandatory redeemable preferred stock were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Senior Notes and mandatory redeemable preferred stock as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount / Liquidation Value	Fair Value
Senior Notes	$275,000	$272,600
Mandatory redeemable preferred stock	$120,000	$128,200

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2013.

Three Months Ended August 31, 2013	Equity Investments
Balance — May 31, 2013	$48,089
Purchase	—
Issuances	228
Transfer out	—
Realized gains (losses)	—
Unrealized losses, net	(1,147)

Balance — August 31, 2013	$47,170

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Nine Months Ended August 31, 2013	Equity Investments
Balance — November 30, 2012	$37,589
Purchases	—
Issuances	663
Transfer out	—
Realized gains (losses)	—
Unrealized gains, net	8,918

Balance — August 31, 2013	$47,170

The $1,147 of unrealized losses and $8,918 of unrealized gains presented in the tables above for the three and nine months ended August 31, 2013, relate to investments that are still held at August 31, 2013, and the Fund includes these unrealized gains or losses in the Statement of Operations — Net Change in Unrealized Gains (Losses). The issuance of $228 and $663 for the three and nine months ended August 31, 2013, relate to additional units received from Buckeye Partners, L.P. (Class B Units).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Fund’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible Class B Units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund uses to value its portfolio investments categorized as Level 3 as of August 31, 2013:

Quantitative	Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of public companies (PIPE) – valued based on a discount to market value(1)	$15,303	- Discount to publicly-traded securities	- Current discount - Remaining restricted period	—% 1 day	—% 1 day	—% 1 day

Equity securities of	31,867	- Convertible pricing model	- Credit spread	6.5%	7.5%	7.0%
public companies – not valued based on a discount to market value			- Volatility	27.5%	32.5%	30.0%
			- Discount for marketability	8.0%	8.0%	8.0%

Total	$47,170

(1)	The Fund’s investment in the Buckeye Partners, L.P. Class B Units converted into common units on September 1, 2013. As of August 31, 2013, the Fund valued Class B Units at the same price as the common units.

4. Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, upstream income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to disallowed partnership losses from MLPs, wash sales and foreign currency transactions.

As of August 31, 2013, the principal temporary differences were disallowed partnership losses related to the Fund’s MLP investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

For the fiscal year ended November 30, 2012, the tax character of the total $67,516 distributions paid to common stockholders was $24,799 of dividend income and $42,717 of return of capital. The tax character of the total $6,497 distributions paid to mandatory redeemable preferred stock was all dividend income.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2013, the cost basis of investments for federal income tax purposes was $1,078,180 and the net cash received on option contracts written was $2,840. At August 31, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$460,997
Gross unrealized depreciation of investments (including options)	(54,122)

Net unrealized appreciation of investments before foreign currency related translations	406,875
Unrealized depreciation on foreign currency related translations	(16)

Net unrealized appreciation of investments	$406,859

5.    Concentration of Risk

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2013, the Fund had the following investment concentrations.

Category	Percent of Total Assets
Securities of energy companies	97.8%
Equity securities	89.3%
Debt securities	9.8%
MLP securities	24.7%
Largest single issuer	12.2%
Restricted securities	8.9%

6.    Agreements and Affiliations

A.  Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives a management fee from the Fund. On September 18, 2013, the Fund renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2014 and may be renewed annually thereafter upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act).

For the nine months ended August 31, 2013, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities and, therefore, as affiliates. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2013, the Fund believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Fund.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Fund. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”) the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Fund, own units of Emerge. The Fund believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP LLC”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP LLC. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP LLC and (ii) Mr. Sinnott’s participation on the board of Plains GP LLC.

7. Restricted	Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2013, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	219	$10,002	$15,303	70.00	1.5%	1.0%
Capital Product Partners L.P.
Class B Units	5/21/12	(3)	3,333	27,873	31,867	9.56	3.1	2.1

Total				$37,875	$47,170		4.6%	3.1%

Level 2 Investments(4)
Senior Notes and Secured Term Loans
Athabasca Oil Corporation	(2)	(3)	(5)	$7,490	$6,944	n/a	0.7%	0.5%
Athlon Energy Inc.	(2)	(3)	$5,600	5,658	5,684	n/a	0.6	0.4
Aurora Oil & Gas Limited	(2)	(3)	11,850	11,911	11,732	n/a	1.1	0.8
BlackBrush Oil & Gas, L.P.	(2)	(6)	8,688	8,648	8,819	n/a	0.9	0.6
CrownRock LP	(2)	(6)	4,500	4,500	4,478	n/a	0.5	0.2
Midstates Petroleum Company, Inc.	(2)	(3)	5,700	5,894	5,786	n/a	0.6	0.4
Midstates Petroleum Company, Inc.	(2)	(3)	7,800	7,800	7,449	n/a	0.7	0.5
Rex Energy Corporation	(2)	(3)	11,000	11,029	11,440	n/a	1.1	0.8
Rice Drilling B LLC	(2)	(6)	5,591	5,526	5,479	n/a	0.5	0.4
RKI Exploration & Production, LLC	7/15/13	(6)	7,500	7,500	7,500	n/a	0.7	0.5
Sanchez Energy Corporation	(2)	(3)	7,750	7,750	7,634	n/a	0.7	0.5
SemGroup Corporation	6/7/13	(3)	4,000	4,000	4,090	n/a	0.4	0.2

Total				$87,706	$87,035		8.5%	5.8%

Total of all restricted securities				$125,581	$134,205		13.1%	8.9%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	Security was acquired at various dates during the nine months ended August 31, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Principal amount is 7,500 Canadian dollars.

(6)	Unregistered security of a private company.

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at August 31, 2013 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2013 were as follows:

Three Months Ended August 31, 2013	Number of Contracts	Premium
Put Options Purchased
Options outstanding — May 31, 2013	—	$—
Options purchased	246	3
Options exercised	(246)	(3)

Options outstanding — August 31, 2013	—	$—

Call Options Written
Options outstanding — May 31, 2013	31,321	$3,075
Options written	40,150	3,809
Options subsequently repurchased(1)	(16,795)	(1,937)
Options exercised	(11,778)	(901)
Options expired	(14,143)	(1,206)

Options outstanding — August 31, 2013(2)	28,755	$2,840

(1)	The price at which the Fund subsequently repurchased the options was $606, which resulted in net realized gains of $1,331.

(2)	The percentage of total investments subject to call options written was 8.2% at August 31, 2013.

Nine Months Ended August 31, 2013	Number of Contracts	Premium
Put Options Purchased
Options outstanding — November 30, 2013	—	$—
Options purchased	246	3
Options exercised	(246)	(3)

Options outstanding — August 31, 2013	—	$—

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Nine Months Ended August 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding — November 30, 2012	22,022	$2,109
Options written	125,509	11,960
Options subsequently repurchased(1)	(54,953)	(5,386)
Options exercised	(35,748)	(3,412)
Options expired	(28,075)	(2,431)

Options outstanding — August 31, 2013	28,755	$2,840

(1)	The price at which the Fund subsequently repurchased the options was $2,349, which resulted in net realized gains of $3,037.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2013, the Fund did not have any interest rate swap contracts outstanding.

During the first and second quarters of fiscal 2013, the Fund entered into interest rate swap contracts ($125,000 notional amount) in anticipation of a private placement of Senior Notes. On March 22, 2013, these interest rate swap contracts were terminated in conjunction with the pricing of the private placement, and resulted in a $25 realized gain.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2013
Call options	Call option contracts written	$(2,301)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$2,540		$(212)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$5,471	$634
Interest rate swap contract	Interest rate swap contract	25	—

		$5,496	$634

9.    Investment Transactions

For the nine months ended August 31, 2013, the Fund purchased and sold securities in the amounts of $513,067 and $491,571 (excluding short-term investments and options).

10.  Credit Facility

At August 31, 2013, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the nine months ended August 31, 2013, the average amount outstanding under the Credit Facility was $46,401 with a weighted average interest rate of 2.11%. As of August 31, 2013, the Fund had $75,000 outstanding under the Credit Facility at an interest rate of 1.79%.

11.    Senior Unsecured Notes

At August 31, 2013, the Fund had $275,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Fund executed a definitive agreement for the private placement of $130,000 of Senior Notes with interest rates ranging from 2.59% to 3.82% and maturities ranging from 2018 to 2025. The completion and funding of this private placement occurred on August 8, 2013. Proceeds from this offering were used primarily to redeem $128,000 principal amount of the Series C Senior Notes that would have matured on August 13, 2013.

The following table sets forth the key terms of each series of Senior Notes at August 31, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Redeemed(1)	Principal Issued	Principal Outstanding, August 31, 2013	Estimated Fair Value August 31, 2013	Fixed/Floating Interest Rate	Maturity Date
C	$128,000	$128,000	$—	$—	$—	6.060%	8/13/13
D	58,000	—	—	58,000	60,100	4.150%	3/5/15
E	27,000	—	—	27,000	27,000	3-month LIBOR + 155 bps	3/5/15
F	30,000	—	—	30,000	30,000	3-month LIBOR + 145 bps	5/10/16
G	20,000	—	—	20,000	20,800	3.710%	5/10/16
H	10,000	—	—	10,000	10,600	4.380%	5/10/18
I	—	—	6,000	6,000	5,900	2.590%	8/8/18
J	—	—	29,000	29,000	27,800	3.070%	8/8/20
K	—	—	50,000	50,000	47,800	3.720%	8/8/23
L	—	—	45,000	45,000	42,600	3.820%	8/8/25

	$273,000	$128,000	$130,000	$275,000	$272,600

(1)	The Fund redeemed $128,000 of Series C Senior Notes on August 8, 2013.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the nine months ended August 31, 2013, the weighted average interest rate on the outstanding Senior Notes was 4.41%.

As of August 31, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2013, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.    Preferred Stock

At August 31, 2013, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000 ($25.00 per share).

The table below sets forth the key terms of each series of mandatory redeemable preferred stock at August 31, 2013.

Series	Shares Outstanding, August 31, 2013	Liquidation Value, August 31, 2013	Estimated Fair Value, August 31, 2013	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$96,500	5.48%	3/05/17
B	1,200,000	30,000	31,700	5.13%	5/10/18

	4,800,000	$120,000	$128,200

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of the mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

Series A and B
Rating as of August 31, 2013 (FitchRatings)	“AA”
Ratings Threshold	“A”
Method of Determination	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2013, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

On September 25, 2012, the Fund announced the commencement of an “at-the-market” offering of shares of common stock up to an aggregate amount of $50,000. The Fund pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the program.

At August 31, 2013, the Fund had 195,200,000 shares of common stock authorized and 35,850,388 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2013 were as follows:

Shares outstanding at November 30, 2012	35,467,035
Shares issued through reinvestment of distributions	235,508
Shares issued in connection with offerings of common stock(1)	147,845

Shares outstanding at August 31, 2013	35,850,388

(1)	Issued at an average price of $30.18 per share.

14.    Subsequent Events

On September 18, 2013, the Fund declared its quarterly distribution of $0.48 per common share for the third quarter of fiscal 2013 for a total quarterly distribution payment of $17,214. The distribution was paid on October 11, 2013 to common stockholders of record on October 4, 2013. Of this total, pursuant to the Fund’s dividend reinvestment plan, $1,969 was reinvested into the Fund through the issuance of 74,374 shares of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.